                                                                   Exhibit 10(d)

                      AMENDMENT NO. 1 TO THE LOAN DOCUMENTS


                                                      As of March 19, 1998

To the Lender Parties parties to the Credit Agreement referred to below and to Morgan Guaranty Trust
   Company of New York as the Documentation Agent and the Administrative Agent for the Lender Parties and the other Secured Parties thereunder
   (the "Administrative Agent")

Ladies and Gentlemen:

            We refer to the Credit Agreement dated as of January 30, 1998 (the "Credit Agreement"), among Sodexho Marriott Operations, Inc. (the "Borrower"), Marriott International, Inc. (to be renamed Sodexho Marriott Services, Inc., the "Parent Guarantor"), the Administrative Agent and each of you. Capitalized terms not otherwise defined in this Letter Amendment shall have the same meanings as specified in the Credit Agreement.

            It is hereby agreed by you and us as follows:

            SECTION 1. Amendments of the Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

                  "'Bank Hedge Agreement' means any interest rate Hedge
            Agreement that is entered into by and between the Borrower or the Parent Guarantor and any of the Lenders to hedge interest rate exposure in respect of Debt under this Agreement or any Guaranteed Senior Debt.

                  'Hedge  Bank'  means any  Person  that is a  Lender,  in its capacity as a party to a Bank Hedge Agreement."

            (b) The definition of "Debt" is hereby amended by adding at the end of clause (i) thereof the following phrase:

            "; provided, however, for purposes of calculating the financial covenants in Section 5.04 hereof, the term "Debt" shall exclude obligations in respect of surety bonds and performance bonds with respect to client contracts or bids therefor entered into by the Parent Guarantor or any of its Subsidiaries in the ordinary course of business; provided, further, that the term "Debt" shall include such surety bonds and performance bonds to the extent they exceed 2% of Consolidated net sales for the immediately preceding four Fiscal Quarters if the Leverage Ratio (calculated by including any amount of such surety bonds and performance bonds in excess of 2% of Consolidated net sales for such period) exceeds 3.0:1.0."

            (c) The definition of "Loan Documents" is hereby amended in its entirety to read as follows:

                  "'Loan Documents' means (a) for purposes of this Agreement and the Notes and any amendment or modification hereof or thereof and for all other purposes other than for purposes of the Guarantees and the Collateral Documents, (i) this Agreement, (ii) the Notes, (iii) the Guarantees, (iv) the Collateral Documents, (v) each Letter of Credit Agreement and (vi) the agreement related to the fees referred to in Section 2.08, and (b) for purposes of the Guarantees and the Collateral Documents, (i) this Agreement, (ii) the Notes, (iii) the Guarantees, (iv) the Collateral Documents, (v) each Letter of Credit Agreement, (vi) the agreement related to the fees referred to in
            Section 2.08 and (vii) the Bank Hedge Agreements, in each case as amended or otherwise modified from time to time.

            (d) The definition of "MMS" is hereby amended by adding after the word "corporation" at the end thereof the parenthetical "(to be renamed Sodexho Marriott Management, Inc. on or before the Funding Date)".

            (e) The definition of "Secured Parties" is hereby amended by adding after the phrase "Lender Parties" in the first line thereof the phrase ", the Hedge Banks".

            (f) The definition of "Subsidiary Guarantors" is hereby amended by adding after the phrase "Marriott Laundry Services, Inc., a Delaware corporation" in the third line thereof the parenthetical "(to be renamed Sodexho Marriott Laundry Services, Inc. on or before the Funding Date)".

            (g) Section 5.02(b) is hereby amended (i) by deleting the word "and" at the end of clause (ix) thereof, (ii) by adding a new clause (x) to read as follows:

                  "(x) Debt in respect of surety bonds and performance bonds with respect to client contracts or bids therefor entered into by the Parent Guarantor or any of its Subsidiaries in the ordinary course of business; and"

(iii) by renumbering the existing clause (x) thereof as clause (xi), and (iv) by deleting the parenthetical "(ix)" in clause (xi) and substituting therefor the parenthetical "(x)".

            (h) Section 6.04 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Subrogation. The Parent Guarantor will not exercise any
            rights that it may now or hereafter acquire against the Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of the Guarantor's Obligations under this Parent Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any other Secured Party against the Borrower or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations and all other amounts payable under this Parent Guaranty shall have been paid in full in cash, all of the Bank Hedge Agreements shall have expired or been terminated and the Commitments shall have expired or been terminated. If any amount shall be paid to the Parent Guarantor in violation of the preceding sentence at any time prior to the latest of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Parent Guaranty, (ii) the expiration or termination of the Bank Hedge Agreements and (iii) the Termination Date, such amount shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Parent Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Parent Guaranty thereafter arising. If (i) the Parent Guarantor shall make payment to the Administrative Agent or any other Secured Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Parent Guaranty shall be paid in full in cash, (iii) all of the Bank Hedge Agreements shall have expired or been terminated, and (iv) the Termination Date shall have occurred, the Administrative Agent and the other Secured Parties will, at the Parent Guarantor's request and expense, execute and deliver to the Parent Guarantor appropriate documents, without recourse and without representation and warranty, necessary to evidence the transfer by subrogation to the Parent Guarantor of an interest in the Guaranteed Obligations resulting from such payment by the Parent Guarantor."

            (i) Section 6.05 of the Credit Agreement is hereby amended to (i) delete the phrase "later of" in the second line thereof and replace it with the phrase "latest of (i)", (ii) delete after the word "Guaranty" in the third line thereof the word "and", and (iii) add after the word "Guaranty" in the third line thereof the phrase ", (ii) the expiration or termination of all of the Bank Hedge Agreements and (iii)".

            (j) Schedule 4.01(b) to the Credit Agreement is hereby replaced with
Schedule 4.01(b) attached hereto.

            SECTION 2. Amendments to Exhibit D (Form of Security Agreement) to the Credit Agreement (hereinafter referred to as the "Security Agreement"). (a) The recital of parties to the Security Agreement is hereby amended (i) to add after the words "MARRIOTT MANAGEMENT SERVICES CORP., a New York corporation" in the fourth line thereof the parenthetical "(to be renamed Sodexho Marriott Management, Inc. on or before the Funding Date)", and (ii) to add after the words "MARRIOTT LAUNDRY SERVICES, INC., a Delaware corporation" in the sixth line thereof the parenthetical "(to be renamed Sodexho Marriott Laundry Services, Inc. on or before the Funding Date)".

            (b) The Preliminary Statements to the Security Agreement are hereby amended (i) to add after clause (3) thereof the following new clause (4) to read as follows:

                  "(4) The Borrower or the Parent Guarantor may from time to time hereafter enter into Hedge Agreements with one or more Lenders to hedge interest rate exposure in respect of Debt under the Credit Agreement or Guaranteed Senior Debt (collectively, the "Bank Hedge Agreements")."

(ii) to renumber the existing clause (4) thereof as clause (5) thereof, (iii) to amend clause (5) to add after the phrase "Credit Agreement" at the end of the second line thereof the phrase "and the entering into by the Hedge Banks of the Bank Hedge Agreements from time to time", and (iv) to amend the following paragraph thereto by adding after the word "Agreement" in the third line thereof the following "and the Hedge Banks to enter into the Bank Hedge Agreements".

            (c) Section 15 (b) of the Security Agreement is hereby amended to add after the first sentence thereof the following:

                  "In determining the amounts owing to the Hedge Banks under the
            Bank Hedge Agreements, the Administrative Agent shall be entitled to rely, and be fully protected in relying, upon the Agreement Values of the Bank Hedge Agreements. The term "Agreement Value" means, with respect to any of the Bank Hedge Agreements at any date of determination, the amount, if any, that would be payable to the Hedge Bank party to such Bank Hedge Agreement in respect of any "agreement value" under such Bank Hedge Agreement if such Bank Hedge Agreement were terminated on such date, calculated as provided in such Bank Hedge Agreement. Each determination of the Agreement Value of any of the Bank Hedge Agreements shall be made by the Administrative Agent in good faith and in reliance on any information (including information provided by such Hedge Bank) that it believes to be accurate, but without any obligation to verify such information."

            (d) Section 20 of the Security Agreement is hereby amended to (i) delete the phrase "later of" in the third line thereof and replace it with the phrase "latest of (i)", (ii) delete after the word "Obligations" in the third line thereof the word "and", and (iii) add after the word "Obligations" in the third line thereof the phrase ", (ii) the expiration or termination of all of the Bank Hedge Agreements and (iii)".

            (e) Section 21(d) is hereby amended to (i) delete the phrase "later of" in the first line thereof and replace it with the phrase "latest of (i)" and
(ii) add after the word "Obligations" in the first line thereof the phrase ",
(ii) the expiration or termination of all of the Bank Hedge Agreements and
(iii)".

            SECTION 3. Amendment to Exhibit E (Form of Subsidiary Guaranty) to the Credit Agreement (hereinafter referred to as the "Subsidiary Guaranty"). (a) The recital of parties to the Subsidiary Guaranty is hereby amended (i) to add after the words "MARRIOTT MANAGEMENT SERVICES CORP., a New York corporation" in the third line thereof the parenthetical "(to be renamed Sodexho Marriott Management, Inc. on or before the Funding Date)", and (ii) to add after the words "MARRIOTT LAUNDRY SERVICES, INC., a Delaware corporation" in the fifth line thereof the parenthetical "(to be renamed Sodexho Marriott Laundry Services, Inc. on or before the Funding Date)".

            (b) The Preliminary Statements to the Subsidiary Guaranty are hereby amended (i) to add after clause (2) thereof the following new clause (3) to read as follows:

                  "(3) The Borrower or the Parent Guarantor may from time to time hereafter enter into Hedge Agreements with one or more Lenders to hedge interest rate exposure in respect of Debt under the Credit Agreement or Guaranteed Senior Debt (collectively, the "Bank Hedge Agreements")."

(ii) to renumber the existing clause (3) thereof as clause (4) thereof, (iii) to amend clause (4) to add after the phrase "Credit Agreement" in the second line thereof the phrase "and the entering into by the Hedge Banks of the Bank Hedge Agreements from time to time", and (iv) to amend the following paragraph thereto by adding after the word "Agreement" in the third line thereof the following "and the Hedge Banks to enter into the Bank Hedge Agreements".

            (c) Section 4 of the Subsidiary Guaranty is hereby amended in its entirety to read as follows:

                  "Subrogation. Each Guarantor hereby agrees not to exercise any rights that it may now or hereafter acquire against any of the other Loan Parties or any other insider guarantor that arise from the existence, payment, performance or enforcement of the Obligations of such Guarantor under this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any other Secured Party against such other Loan Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from such other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, all of the Bank Hedge Agreements shall have expired or been terminated and the Commitments shall have expired or been terminated. If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time prior to the latest of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, (ii) the expiration or termination of the Bank Hedge Agreements and (iii) the Termination Date, such amount shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) any Guarantor shall make payment to the Administrative Agent or any other Secured Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash,
            (iii) all of the Bank Hedge Agreements shall have expired or been terminated, and (iv) the Termination Date shall have occurred, the Administrative Agent and the other Secured Parties will, at the Parent Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation and warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor."

            (d) Section 7 of the Subsidiary Guaranty is hereby amended by (i) deleting the word "or" in the fifth line thereof and replacing it with a "," and
(ii) adding after the word "Agreement" in the sixth line thereof the phrase "or any Bank Hedge Agreement shall remain in effect".

            (e) Section 13 of the Subsidiary Guaranty is hereby amended by (i) deleting the phrase "later of" in the second line thereof and replacing it with the phrase "latest of (i)", (ii) deleting the word "and" after the word "Guaranty" in the third line thereof and (iii) adding after the word "Guaranty" in the third line thereof the phrase "(ii) the expiration or termination of all of the Bank Hedge Agreements, and (iii)".

            SECTION 4. Amendment to Exhibit F to the Credit Agreement (hereinafter referred to as the "Pledge Agreement"). (a) The Preliminary Statements to the Pledge Agreement are hereby amended (i) to add after clause
(2) thereof the following new clause (3) to read as follows:

                  "(3) The Borrower or the Parent Guarantor may from time to time hereafter enter into Hedge Agreements with one or more Lenders to hedge interest rate exposure in respect of Debt under the Credit Agreement or Guaranteed Senior Debt (collectively, the "Bank Hedge Agreements")."

(ii) to renumber the existing clause (3) thereof as clause (4) thereof, (iii) to amend clause (4) to add after the phrase "Credit Agreement" in the second line thereof the phrase "and the entering into by the Hedge Banks of the Bank Hedge Agreements from time to time", and (iv) to amend the following paragraph thereto by adding after the word "Agreement" in the third line thereof the following "and the Hedge Banks to enter into the Bank Hedge Agreements".

            (b) Section 12 (b) of the Pledge Agreement is hereby amended to add after the first sentence thereof the following:

                  "In determining the amounts owing to the Hedge Banks under the
            Bank Hedge Agreements, the Administrative Agent shall be entitled to rely, and be fully protected in relying, upon the Agreement Values of the Bank Hedge Agreements. The term "Agreement Value" means, with respect to any of the Bank Hedge Agreements at any date of determination, the amount, if any, that would be payable to the Hedge Bank party to such Bank Hedge Agreement in respect of any "agreement value" under such Bank Hedge Agreement if such Bank Hedge Agreement were terminated on such date, calculated as provided in such Bank Hedge Agreement. Each determination of the Agreement Value of any of the Bank Hedge Agreements shall be made by the Administrative Agent in good faith and in reliance on any information (including information provided by such Hedge Bank) that it believes to be accurate, but without any obligation to verify such information."

            (c) Section 17 of the Pledge Agreement is hereby amended to (i) delete the phrase "later of" in the third line thereof and replace it with the phrase "latest of (i)", (ii) delete after the word "Obligations" in the third line thereof the word "and", and (iii) add after the word "Obligations" in the third line thereof the phrase ", (ii) the expiration or termination of all of the Bank Hedge Agreements and (iii)".

            (d) Section 19 of the Pledge Agreement is hereby amended to (i) delete the phrase "later of" in the first line thereof and replace it with the phrase "latest of (i)", (ii) delete after the word "Obligations" in the second line thereof the word "and", and
(iii) add after the word "Obligations" in the second line thereof the phrase ",
(ii) the expiration or termination of all of the Bank Hedge Agreements and
(iii)".

            SECTION 5. Conditions of Effectiveness of this Letter Amendment. This Letter Amendment shall become effective as of the date first above written when the Administrative Agent shall have received counterparts of this Letter Amendment executed by the Borrower, the Parent Guarantor and the Required Lenders. This Letter Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

            SECTION 6. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and the Parent Guaranty (set forth in Article VI of the Credit Agreement) to the "Credit Agreement" or "this Agreement", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference in Article VI of the Credit Agreement to "hereunder", "hereof" or words of like import referring to the Parent Guaranty shall mean and be a reference to the Parent Guaranty as amended hereby.

            (b) The Credit Agreement and the Parent Guaranty, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party under the Credit Agreement or the Parent Guaranty, nor constitute a waiver of any provision of the Credit Agreement or the Parent Guaranty.

            SECTION 7. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Letter Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04(a) of the Credit Agreement.

            SECTION 8. Execution in Counterparts. This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

            SECTION 9. Governing Law. This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                    Very truly yours,

                                    SODEXHO MARRIOTT OPERATIONS, INC.

                                    By /s/ Robert E. Drury
                                       --------------------------------
                                       Name: Robert E. Drury
                                       Title: V.P. and Treasurer

Consented and agreed to as of the date
first above written:

The Administrative Agent

MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK, as Administrative Agent


By /s/ John Mikolay
  ----------------------------------------------
   Name: John Mikolay
   Title: Vice President

The Initial Lenders and the Initial Issuing Banks

SOCIETE GENERALE


By /s/ Elizabeth Peck
  ----------------------------------------------
   Name: Elizabeth Peck
   Title: Vice President

MORGAN GUARANTY TRUST COMPANY OF NEW YORK


By /s/ John Mikolay
  ----------------------------------------------
   Name: John Mikolay
   Title: Vice President

                                          THE BANK OF NEW YORK



                                          By /s/ Ronald R. Reedy
                                            ------------------------------------
                                             Title: Vice President


                                          THE BANK OF NOVA SCOTIA


                                          By /s/ J.R. Trimble
                                            ------------------------------------
                                             Title: Senior Relationship Manager


                                          BANQUE NATIONALE DE PARIS


                                          By /s/ Lynn Walkoff
                                            ------------------------------------
                                             Title: Vice President



                                          By /s/ Gwen Abbott
                                            ------------------------------------
                                             Title: Assistant Vice President



                                          BANQUE PARIBAS


                                          By /s/ Robert G. Carino
                                            ------------------------------------
                                             Title: Vice President



                                          By /s/ Duane Helkowski
                                            ------------------------------------
                                             Title: Vice President


                                          CIBC INC.



                                          By /s/ John Livingston
                                            ------------------------------------
                                             Title: Executive Director

                                          CAISSE CENTRALE DES BANQUES
                                          POPULAIRES



                                          By /s/ Louis Orienti
                                            ------------------------------------
                                             Title: Directeur Adjoint



                                          By /s/ Stephane Pasquier
                                            ------------------------------------
                                             Title: Foude de Pouvoirs Principal



                                          THE CHASE MANHATTAN BANK


                                          By /s/ Karen Sharf
                                            ------------------------------------
                                             Title: Vice President


                                          CITIBANK, N.A.



                                          By /s/ Stuart G. Miller
                                            ------------------------------------
                                             Title: Attorney-in-Fact


                                          COMPAGNIE FINANCIERE DE CIC ET DE
                                          L'UNION EUROPEENNE



                                          By /s/ Marcus Edward
                                            ------------------------------------
                                             Title: Vice President



                                          By /s/ Sean Mounier
                                            ------------------------------------
                                             Title: First Vice President

                                          CREDIT AGRICOLE INDOSUEZ


                                          By /s/ Craig Welch
                                            ------------------------------------
                                             Title: First Vice President


                                          By /s/ Cheryl Solometo
                                            ------------------------------------
                                             Title: Vice President


                                          CREDIT COMMERCIAL DE FRANCE
                                          NEW YORK BRANCH


                                          By____________________________________
                                             Title:


                                          By____________________________________
                                             Title:



                                          CREDIT LYONNAIS NEW YORK BRANCH



                                          By____________________________________
                                             Title:


                                          DG BANK, DEUTSCHE
                                          GENOSSENSCHAFTSBANK



                                          By /s/ Norah McCann
                                            ------------------------------------
                                             Title: Senior Vice President



                                          By /s/ Karen Brinkman
                                            ------------------------------------
                                              Title: Vice President

                                          THE FIRST NATIONAL BANK OF CHICAGO



                                          By /s/ Ron Galitsky
                                            ------------------------------------
                                             Title: Assistant Vice President


                                          FIRST UNION NATIONAL BANK



                                          By /s/ Mark B. Felker
                                            ------------------------------------
                                             Title: Senior Vice President


                                          MELLON BANK, N.A.



                                          By /s/ Arlene S. Pedovitch
                                            ------------------------------------
                                             Title:



                                          NATEXIS BANQUE



                                          By /s/ Pieter J. van Tudler
                                            ------------------------------------
                                             Title: Vice President and Manager



                                          By /s/ John Rigo
                                            ------------------------------------
                                             Title: Assistant Vice President


                                          NATIONSBANK, N.A.



                                          By /s/ Marty Mitchell
                                            ------------------------------------
                                             Title: Vice President

                                          RIGGS BANK N.A.



                                          By /s/ David Olsen
                                            ------------------------------------
                                             Title: Vice President


                                          THE ROYAL BANK OF SCOTLAND plc



                                          By____________________________________
                                              Title:

                                     CONSENT


                                                      As of March 19, 1998


            Reference is made to Amendment No. 1 to the Loan Documents dated as of March 19, 1998 (the "Letter Amendment"; the terms defined in the Letter Amendment and not otherwise defined herein being used herein as therein defined), among Sodexho Marriott Operations, Inc., the Lender Parties named therein, Marriott International Inc. (to be renamed Sodexho Marriott Services, Inc.), and Morgan Guaranty Trust Company of New York, as Documentation Agent and Administrative Agent for the Lender Parties.

            The undersigned, as the guarantor under the Parent Guaranty dated January 30, 1998 (as amended through the date hereof, the "Parent Guaranty") in favor of the Administrative Agent, on behalf of the Secured Parties referred to therein hereby consents to the execution, delivery and performance of the Letter Amendment and agrees that the Parent Guaranty is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effective date of the Letter Amendment, each reference in the Parent Guaranty to "the Agreement" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by the Letter Amendment.

            This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

            Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.


                                    MARRIOTT INTERNATIONAL, INC. (to be
                                    renamed SODEXHO MARRIOTT SERVICES,
                                    INC.), as Parent Guarantor


                                    By /s/ Robert Drury
                                      ---------------------------------------
                                       Name: Robert Drury
                                       Title: Vice President and Treasurer